SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

Collegiate Funding Services, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	000-50846	04-3649118
(State or other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

10304 Spotsylvania Avenue
Suite 100
Fredericksburg, Virginia 22408
(Address of principal executive offices)

Registrant’s telephone number, including area of service (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (the “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Collegiate funding Services, Inc., dated February 10, 2005 (the “Form 8-K”). The purpose of the Form 8-K/A is to correct a typographical error appearing in the title of the press release furnished as Exhibit 99.1 to the Form 8-K. The title in the press release previously read, “Collegiate Funding Services, Inc. Reports Strong 2005 Fourth Quarter and Full Year Results.” The corrected title as reflected in the press release furnished as Exhibit 99.1 hereto reads, “Collegiate Funding Services, Inc. Reports Strong 2004 Fourth Quarter and Full Year Results.” Except for correction of the typographical error referenced above, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Form 8-K.

Item 2.02 Results of Operations and Financial Condition

On February 10, 2005, Collegiate Funding Services, Inc. issued a press release with respect to its earnings for the fiscal quarter and year-to-date ended December 31, 2004, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated February 10, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLLEGIATE FUNDING SERVICES, INC. (Registrant)

Date: February 10, 2005	By:	/s/ Kevin A. Landgraver

Name: Kevin A. Landgraver
Title: Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 10, 2005

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